Exhibit 4.2

CAPSOVISION, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

November 21, 2019

CAPSOVISION, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amended and Restated Investor Rights Agreement (this “Agreement”) is made as of November 21, 2019, by and among CapsoVision, Inc., a Delaware corporation (the “Company”), and the persons and entities (each, an “Investor” and collectively, the “Investors”) listed on Exhibit A hereto. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in Section 1.

RECITALS

WHEREAS: Certain of the Investors are parties to the Series H Preferred Stock Purchase Agreement of even date herewith, among the Company and certain of the Investors listed on the Schedule of Investors thereto (the “Purchase Agreement”), and it is a condition to the closing of the sale of the Series H Preferred Stock to certain of the Investors listed on such Schedule of Investors that the Investors and the Company execute and deliver this Agreement;

WHEREAS: Certain of the Investors hold shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series E Preferred Stock, Series F-1 Preferred Stock, Series F-2 Preferred Stock, Series G Preferred Stock and Series G-1 Preferred Stock (the “Existing Investors”) and are parties to an Amended and Restated Investor Rights Agreement dated as of August 16, 2018 among the Company and the Existing Investors (the “Prior Rights Agreement”); and

WHEREAS: The Existing Investors desire to terminate the Prior Rights Agreement and further desire that this Agreement supersede and replace the Prior Rights Agreement in its entirety;

NOW, THEREFORE: In consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Certificate” shall mean the Company’s Restated Certificate of Incorporation.

(b) “Change of Control” means (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; or (b) a sale, lease or other conveyance of all or substantially all of the assets of the Company.

(c) “Closing” shall mean the date of the initial sale of shares of the Company’s Series H Preferred Stock pursuant to the Purchase Agreement.

(d) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(e) “Common Stock” means the Common Stock of the Company.

(f) “Conversion Stock” shall mean shares of Common Stock issued upon conversion of the Preferred Stock.

(g) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(h) “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.12 of this Agreement.

(i) “Indemnified Party” shall have the meaning set forth in Section 2.6(c) hereto.

(j) “Indemnifying Party” shall have the meaning set forth in Section 2.6(c) hereto.

(k) “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten public offering of the Company’s Common Stock registered under the Securities Act.

(l) “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than fifty percent (50%) of the outstanding Registrable Securities.

(m) “Investors” shall mean the persons and entities listed on Exhibit A hereto.

(n) “New Securities” shall have the meaning set forth in Section 4.1(a) hereto.

(o) “Other Selling Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(p) “Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(q) “Preferred Stock” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series G-1 Preferred Stock and Series H Preferred Stock.

(r) “Purchase Agreement” shall have the meaning set forth in the Recitals hereto.

(s) “Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) shares of Common Stock held by an Investor, (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i), (ii) or (iii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

(t) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(u) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Holders not to exceed $20,000, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(v) “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Section 2.8(c) hereof.

(w) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(x) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(y) “Rule 415” shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(aa) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).

(bb) “Series A Preferred Stock” shall mean the shares of Series A Preferred Stock.

(cc) “Series B Preferred Stock” shall mean the shares of Series B Preferred Stock.

(dd) “Series C Preferred Stock” shall mean the shares of Series C Preferred Stock.

(ee) “Series C-1 Preferred Stock” shall mean the shares of Series C-1 Preferred Stock.

(ff) “Series D Preferred Stock” shall mean the shares of Series D Preferred Stock.

(gg) “Series D-1 Preferred Stock” shall mean the shares of Series D-1 Preferred Stock.

(hh) “Series D-2 Preferred Stock” shall mean the shares of Series D-2 Preferred Stock.

(ii) “Series E Preferred Stock” shall mean the shares of Series E Preferred Stock.

(jj) “Series F Preferred Stock” shall mean the shares of Series F-1 Preferred Stock and Series F-2 Preferred Stock.

(kk) “Series G Preferred Stock” shall mean the shares of Series G Preferred Stock.

(ll) “Series G-1 Preferred Stock” shall mean the shares of Series G-1 Preferred Stock.

(mm) “Series H Preferred Stock” shall mean the shares of Series H Preferred Stock.

(nn) “Shares” shall mean the Company’s Preferred Stock.

(oo) “Withdrawn Registration” shall mean a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

Section 2

REGISTRATION RIGHTS

2.1 Requested Registration.

(a) Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i) promptly give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, file and use commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

(b) Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:

(i) Prior to the earlier of (A) the five (5) year anniversary of the date of this Agreement or (B) one hundred eighty (180) days following the effective date of the first registration statement filed by the Company covering an underwritten offering of its equity securities to the general public which is declared effective and pursuant to which securities are sold;

(ii) If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) with aggregate proceeds (after deduction for underwriter’s discounts and expenses related to the issuance) of less than $5,000,000;

(iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv) After the Company has initiated two (2) such registrations pursuant to this Section 2.1 (counting for these purposes only (x) registrations which have been declared or ordered effective, and (y) Withdrawn Registrations); or

(v) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of; provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective.

(c) Deferral. If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement covering the Registrable Securities would be materially detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company that it is in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(v)) the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve-month period.

(d) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice given pursuant to Section 2.1(a)(i). In such event, the right of any Holder to include all or any portion of its Registrable Securities in such registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company.

Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities that may be so included shall be allocated among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(d), then the Company shall then offer to all Holders who have retained rights to include securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion, as set forth above.

2.2 Company Registration.

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly give written notice of the proposed registration to all Holders; and

(ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, the Other Selling Stockholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion and (iii) third, to the Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion.

Notwithstanding the foregoing, no such reduction shall reduce the value of the Registrable Securities of the Holders included in such registration below thirty percent (30%) of the total value of securities included in such registration, unless such offering is the Company’s Initial Public Offering and such registration does not include shares of any other selling stockholders (excluding shares registered for the account of the Company), in which event any or all of the Registrable Securities of the Holders may be excluded.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.2(b), the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion, in the manner set forth above.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.3 Registration on Form S-3.

(a) Request for Form S-3 Registration. After its initial public offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from Initiating Holders of Registrable Securities a written request that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a)(i) and (ii).

(b) Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:

(i) In the circumstances described in either Sections 2.1(b)(i), 2.1(b)(iii) or 2.1(b)(v);

(ii) If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000; or

(iii) If, in a given twelve-month period, the Company has effected two (2) such registrations in such period.

(c) Deferral. The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3.

(d) Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.1(d) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 hereof shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, such registration shall not be treated as a counted registration for purposes of Section 2.1 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for a period of ending on the earlier of the date which is ninety (90) days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto.

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(f) Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to a majority in interest of the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(i) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 hereof, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.6 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counselor accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any such registration statement, prospectus, offering circular, or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.6 exceed the gross proceeds from the offering received by such Holder, less any amount such Holder has paid or is liable to pay under Section 2.6(d).

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that the obligations of such Holder hereunder shall not exceed the net proceeds from the offering received by such Holder, less any amount such Holder has paid or is liable to pay under Section 2.6(b). The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.7 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8 Restrictions on Transfer.

(a) The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.8. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until (x) the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.10, except for transfers permitted under Section 2.8(b), and (y):

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) Such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if requested by the Company, such Holder shall have furnished the Company with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(b) Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Holder to (x) a parent, subsidiary or other affiliate of Holder that is a corporation, or (y) any of its partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of its partners, members or other equity owners or retired partners, retired members or other equity owners, or (iii) transfers in compliance with Rule l44(k), as long as the Company is furnished with satisfactory evidence of compliance with such Rule; provided, in each case, that the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY, RESALE AND VOTING, AS SET FORTH IN AN INVESTOR RIGHTS AGREEMENT AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY, AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID INVESTOR RIGHTS AGREEMENT.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.8.

2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10 Market Stand-Off Agreement. Each Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the Company’s Initial Public Offering filed under the Securities Act, provided that all executive officers and directors of the

Company and holders of at least five percent (5%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 2.8(c) hereof with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period. Each Holder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 2.10.

2.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 1,000,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided that (i) such transfer or assignment of Registrable Securities is effected in accordance with the terms of Section 2.8 hereof, the Right of First Refusal and Co-Sale Agreement, and applicable securities laws, (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Section 2.10.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to the registration rights granted to the Holders hereunder.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.1, 2.2 or 2.3 shall terminate on the earlier of (i) such date, on or after the closing of the Company’s first registered public offering of Common Stock, on which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period, and (ii) three (3) years after the closing of the Company’s Initial Public Offering.

Section 3

INFORMATION COVENANTS OF THE COMPANY

The Company hereby covenants and agrees, as follows:

3.1 Basic Financial Information and Inspection Rights.

(a) Basic Financial Information. The Company will furnish the following reports to each Holder who holds at least ten percent (10%) of the outstanding shares of Preferred Stock (a “Major Holder”); provided that the Board of Directors has not reasonably determined that such Major Holder is a competitor of the Company:

(i) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days after the end of each fiscal year of the Company, financial statements of the Company including an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income, cash flows, and stockholders’ equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied (except as noted therein).

(ii) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty (30) days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, financial statements of the Company including an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income, cash flows, and stockholders’ equity of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments.

(iii) As soon as practicable after the end of each month, and in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such monthly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments.

(iv) An annual consolidated budget for each fiscal year no later than thirty (30) days prior to the beginning of each such fiscal year.

(v) Within thirty (30) days of the occurrence of any financing transaction in which the Company sells shares of its preferred stock, information regarding the details of such financing transaction, including, the amount of money raised, the valuation of the shares following such financing transaction and the names of the investors participating in such financing transaction.

(vi) Such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Holder may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

(b) Inspection Rights. The Company will afford to each Major Holder and to such Major Holder’s accountants and counsel, reasonable access during normal business hours upon reasonable notice to the Company, to all of the Company’s respective properties, books and records. Each such Major Holder shall have such other access to management and information as is necessary for it to comply with applicable laws and regulations and reporting obligations. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties. Major Holders may exercise their rights under this Section 3.1(b) only for purposes reasonably related to their interests under this Agreement and related agreements. The rights granted pursuant to this Section 3.1(b) may not be assigned or otherwise conveyed by the Major Holders or by any subsequent transferee of any such rights without the prior written consent of the Company except as authorized in this Section 3.1(b).

3.2 Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. Each Holder acknowledges that the information received by them pursuant to this Agreement may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental authority.

3.3 Termination of Covenants. The covenants set forth in this Section 3 shall terminate and be of no further force and effect upon the closing of the Company’s Initial Public Offering.

Section 4

RIGHT OF FIRST REFUSAL

4.1 Right of First Refusal. The Company hereby grants to each Major Holder the right of first refusal to purchase its pro rata share of New Securities (as defined in this Section 4.1(a)) which the Company may, from time to time, propose to sell and issue after the date of this Agreement. A Holder’s pro rata share, for purposes of this right of first refusal, is equal to the ratio of (a) the number of shares of Common Stock owned by such Holder immediately prior to the issuance of New Securities (assuming full conversion of the Shares and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into Common Stock held by said Holder) to (b) the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming full conversion of the Shares and exercise of all outstanding convertible securities, rights, options and warrants).

(a) “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include:

(i) the Shares and the Conversion Stock (including warrants exercisable for Shares or Conversion Stock);

(ii) shares of Common Stock and options, warrants or other rights to purchase Common Stock issued to employees, officers or directors of, or consultant or advisors to the Company or any subsidiary pursuant to restricted stock purchase agreements, stock option plans or similar arrangements approved by the Board of Directors of the Company;

(iii) securities issued pursuant to the conversion or exercise of any outstanding convertible or exercisable securities as of this date of this Agreement;

(iv) securities issued or issuable as a dividend or distribution on Preferred Stock of the Company or pursuant to any event for which adjustment is made pursuant to paragraph 4(e), 4(f) or 4(g) of the Certificate;

(v) securities offered pursuant to a bona fide, firmly underwritten public offering pursuant to a registration statement filed under the Securities Act;

(vi) securities issued or issuable pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board of Directors of the Company;

(vii) securities issued or issuable to banks, landlords, equipment lessors or other financial institutions pursuant to an equipment or real property leasing or debt financing transaction approved by the Board of Directors of the Company;

(viii) securities issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar arrangements or strategic partnerships approved by the Board of Directors;

(ix) securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors of the Company;

(x) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (viii) above; and

(xi) securities that are otherwise excluded by vote or written consent of the holders of a majority of the Preferred Stock.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Holder shall have ten (10) days after any such notice is mailed or delivered to agree to purchase such Holder’s pro rata share of such New Securities and to indicate whether such Holder desires to exercise its over allotment option for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) In the event the Holders fail to exercise fully the right of first refusal and over allotment rights, if any within said ten (10) day period (the “Election Period”), the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell that portion of the New Securities with respect to which the Holders’ right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to Holders delivered pursuant to Section 4.1(b). In the event the Company has not sold within such ninety (90) day period following the Election Period, or such ninety (90) day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Holders in the manner provided in this Section 4.1.

(d) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to the Company’s Initial Public Offering.

Section 5

MISCELLANEOUS

5.1 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and (a) with respect to Sections 3 and 4 and any other provision of this Agreement to the extent such provision pertains to Section 3 or 4, the holders of at least the majority of the Registrable Securities then outstanding and held by the Major Holders, and (b) with respect to any other Section, the Holders holding at least a majority of the Common Stock issued or issuable upon conversion of the Shares (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that investors purchasing shares of Series H Preferred Stock in a closing after the Initial Closing (as defined in the Purchase Agreement) may become parties to this Agreement by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of this paragraph, the holders of a majority of the Common Stock issued or issuable upon conversion of the Shares issued pursuant to the Purchase Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement. Notwithstanding any waiver of any of the provisions of Section 4.1, in the event any Major Holder actually purchases any such New Securities in any offering by the Company, then each other Major Holder shall be permitted to participate in such offering on a pro rata basis (based on the level of participation of the Major Holder purchasing the largest portion of such Major Holder’s pro rata share), in accordance with the other provisions (including notice and election periods) set forth in Section 4.1.

5.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:

(a) if to an Investor, at the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(b) if to any Holder, at such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address of the last holder of such shares for which the Company has contact information in its records; or

(c) if to the Company, one copy should be sent to CapsoVision, Inc., 18805 Cox Avenue, Suite 250, Saratoga, CA 95070, Attn: Johnny Wang, or at such other address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Hayden Bergman, Professional Corporation, Two Embarcadero Center, 8th Floor, San Francisco, CA 94111, Attention: Peter Bergman.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the electronic mail address set forth on the Schedule of Investors.

5.3 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

5.4 Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

5.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.7 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

5.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

5.10 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

5.11 Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California).

5.12 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

5.13 Termination. Notwithstanding anything to the contrary herein, this Agreement (excluding any then existing obligations) shall terminate upon the earlier of (a) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary or (b) a Change of Control.

5.14 Conflict. In the event of any conflict between the terms of this Agreement and the Company’s Restated Certificate of Incorporation or its Bylaws, the terms of the Company’s Restated Certificate of Incorporation or its Bylaws, as the case may be, will control.

5.15 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.16 Termination of Prior Rights Agreement. Upon the effectiveness of this Agreement, the Prior Rights Agreement shall terminate and be of no further force and effect, and shall be superseded and amended and restated in its entirety by this Agreement and no party shall have any rights or obligations under the Prior Rights Agreement.

5.17 Waiver of Right of First Refusal. On behalf of all Major Holders, the holders of at least a majority of the Registrable Securities then outstanding and held by the Major Holders, hereby waive any right of notice or right of first refusal to purchase pro rata shares of New Securities pursuant to the terms of the Purchase Agreement to which the Major Holders may be entitled pursuant to the Prior Rights Agreement. Such waiver shall be binding upon all parties to the Prior Rights Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“COMPANY”

CAPSOVISION, INC.,
a Delaware corporation

By:	/s/ Johnny Wang

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

ProMOS Technologies Inc.
PRINT NAME OF ENTITY

By:	ProMOS Technologies Inc.
(Signature)

Min-Liang Chen
(Print Name)

Its:	Chairman
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

H.L. Hsieh
PRINT NAME

/s/ H.L. Hsieh
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shih-Chang Wu
PRINT NAME

/s/ Shih-Chang Wu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Asia Utility Engineering Co., LTD.
PRINT NAME OF ENTITY

By:	/s/ Huang Chung-Wen
(Signature)

Huang Chung-Wen
(Print Name)

Its:	President
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chu-Shiang Yao
PRINT NAME

/s/ Chu-Shiang Yao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Kang-Huai “Johnny” Wang
PRINT NAME

/s/ Kang-Huai “Johnny” Wang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shen Chi Hsien
PRINT NAME

/s/ Shen Chi Hsien
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

C.T. & Huihsia Chien
PRINT NAME

/s/ C.T. & Huihsia Chien
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Lip Ming Kuo & Vai Lim Vong
PRINT NAME

/s/ Lip Ming Kuo & Vai Lim Vong
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hsiu-Mei Lo
PRINT NAME

/s/ Hsiu-Mei Lo
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hsueh-Ying Lin
PRINT NAME

/s/ Hsueh-Ying Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chen-Chien Chung
PRINT NAME

/s/ Chen-Chien Chung
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chen-Chien Chung
PRINT NAME

/s/ Chen-Chien Chung
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

John Chien
PRINT NAME

/s/ John Chien
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ching-Chang Chen
PRINT NAME

/s/ Ching-Chang Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Atul Srivastava & Sonali Banerjee
PRINT NAME

/s/ Atul Srivastava & Sonali Banerjee
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Seu-Chung Tsou
PRINT NAME

/s/ Seu-Chung Tsou
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Chi H. & Dana T. Chung TTEE Chung Family Trust
PRINT NAME OF ENTITY

By: /s/ Chi H. & Dana T. Chung TTEE Chung Family Trust
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shu-Ju Yu
PRINT NAME

/s/ Shu-Ju Yu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yu-Jie Kuo
PRINT NAME

/s/ Yu-Jie Kuo
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”
If Investor is an Individual:

Sywe N. Lee
PRINT NAME

/s/ Sywe N. Lee
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Bin Yi Nai
PRINT NAME

/s/ Bin Yi Nai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Po-Sheng
PRINT NAME

/s/ Po-Sheng
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:	/s/
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Nan-Jing Peng
PRINT NAME

/s/ Nan-Jing Peng
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chin Chu Lee
PRINT NAME

/s/ Chin Chu Lee
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Li Chuan Lu
PRINT NAME

/s/ Li Chuan Lu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Kuo-Chen Chou
PRINT NAME

/s/ Kuo-Chen Chou
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Pai Trust
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Cernobbio Investment Ltd.
PRINT NAME OF ENTITY

By:	/s/ EN MIN JOW
(Signature)

EN MIN JOW
(Print Name)

Its:	Director
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Haur Fuh
PRINT NAME

/s/ Haur Fuh
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chi-Jang Lo
PRINT NAME

/s/ Chi-Jang Lo
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hwei-Pin Soong
PRINT NAME

/s/ Hwei-Pin Soong
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Her Daw Che ttee & Jean Y Che ttee, Che Family Trust
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yueh Mei Chu
PRINT NAME

/s/ Yueh Mei Chu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chih-Chung Lin
PRINT NAME

/s/ Chih-Chung Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Palpilot International Corporation
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Tseng Chiang-Sheng
PRINT NAME

/s/ Tseng Chiang-Sheng
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Neutron Inc.
PRINT NAME

/s/ Neutron Inc.
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Linkmore Limited
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Su-Hsien Lin
PRINT NAME

/s/ Su-Hsien Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Sheng-Yu Tseng
PRINT NAME

/s/ Sheng-Yu Tseng
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ping-Cheng Kuo
PRINT NAME

/s/ Ping-Cheng Kuo
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chun-Ku Shing
PRINT NAME

/s/ Chun-Ku Shing
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

JerryShin Capital Co., LTD
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yen-Shan Chuan
PRINT NAME

/s/ Yen-Shan Chuan
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wang Bih-Lien
PRINT NAME

/s/ Wang Bih-Lien
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Kenneth S. Chuang
PRINT NAME

/s/ Kenneth S. Chuang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Cathay Investments International Inc.
PRINT NAME OF ENTITY

By:	/s/ Chiang-Sheng Tseng
(Signature)

Chiang-Sheng Tseng
(Print Name)

Its:	Director
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Ban Family Trust
PRINT NAME OF ENTITY

By:	/s/ Shu-Chen Chang
(Signature)

Shu-Chen Chang
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Matthew Shu-Tai Liu
PRINT NAME

/s/ Matthew Shu-Tai Liu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

The Tu 2008 Living Trust
PRINT NAME OF ENTITY

By:	/s/ Lynn M. To-Tu, Tin V. Tu
(Signature)

Lynn M. To-Tu, Tin V. Tu
(Print Name)

Its:	Trustees
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

North America Medical Education Foundation
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Yang Fang Living Trust
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Han Cao
PRINT NAME

/s/ Han Cao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Harari Family Trust
PRINT NAME OF ENTITY

By:	/s/ Eli Harari
(Signature)

Eli Harari
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shan Guan
PRINT NAME

/s/ Shan Guan
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Smiling Sun Inc.
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Mei Man Tsai
PRINT NAME

/s/ Mei Man Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Paul & Ching-Li Chang Family Trust
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

CID Greater China Venture Capital Fund III, L.P
PRINT NAME OF ENTITY

By:	/s/ Steven Chang
(Signature)

Steven Chang
(Print Name)

Its:	General Partner
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

New Sterling Holdings Limited
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

A.M.I.L. care Italia s.r.l.
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

v IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Cindy Guan
PRINT NAME

/s/ Cindy Guan
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Ming D. Ni Family Ltd. Partnership
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Michie Son
PRINT NAME

/s/ Michie Son
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

KIOXIA Corporation
PRINT NAME OF ENTITY

By:	/s/ SEIJI HIYATA
(Signature)

SEIJI HIYATA
(Print Name)

Its:	GM, Strategy Division
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Splendor Land Limited
PRINT NAME OF ENTITY

By:	/s/ Agrihan Limited
(Signature)

Agrihan Limited
(Print Name)

Its:	Director
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chen Lung Tsai
PRINT NAME

/s/ Chen Lung Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Trismart International Limited
PRINT NAME OF ENTITY

By:	/s/ Pen-Jung Tseng
(Signature)

Pen-Jung Tseng
(Print Name)

Its:	President
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Avision Inc.
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Matthew and Heather Corporation
PRINT NAME OF ENTITY

By:	Shen Ching-Hang
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Michelle Jow
PRINT NAME

/s/ Michelle Jow
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Daniel Jow
PRINT NAME

/s/ Daniel Jow
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Yang Ming Investment
PRINT NAME OF ENTITY

By:	/s/ Peter Chou
(Signature)

Peter Chou
(Print Name)

Its:	Chairman
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Phaenomena West LLC
PRINT NAME OF ENTITY

By:	/s/ CHAN WANG
(Signature)

CHAN WANG
(Print Name)

Its:	Partner
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Ally Avail Holdings Limited
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

James J Song MD Professional Corp. Defined Benefit Plan
PRINT NAME OF ENTITY

By:	/s/ James J. Song
(Signature)

James J. Song
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hsieh Wei-Lin
PRINT NAME

/s/ Hsieh Wei-Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yi-Jen David Tseng
PRINT NAME

/s/ Yi-Jen David Tseng
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chi-Cheng Ho
PRINT NAME

/s/ Chi-Cheng Ho
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Starweb Investment Co., Ltd
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Shang Chuan Investment Co., Ltd. (上泉投資)
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Sutardja Family LLC
PRINT NAME OF ENTITY

By:	/s/ Weili Dai
(Signature)

Weili Dai
(Print Name)

Its:	General Partner
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

HOYA Corporation Netherlands Branch
PRINT NAME OF ENTITY

By:	Ian Wells
(Signature)

/s/ Ian Wells
(Print Name)

Its:	General Manager Corporate Finance
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Dr. Ian Storch
PRINT NAME

/s/ Dr. Ian Storch
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Nagase & Co., Ltd.
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Prime Capital Pte Ltd
PRINT NAME OF ENTITY

By:	/s/ Michael Ming-Yih Wu
(Signature)

Michael Ming-Yih Wu
(Print Name)

Its:	Director
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shu-Ling Tsao
PRINT NAME

/s/ Shu-Ling Tsao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Sheng Wu Lien (transferred from Concord Investments Limited)
PRINT NAME

/s/ Sheng Wu Lien
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Huy and Nana Trust
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Azallys, LLLP
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Walid Abdelhalim Eltoukhy
PRINT NAME

/s/ Walid Abdelhalim Eltoukhy
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

3V SourceOne Ventures Fund, L.P.
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Grand Prosper L.P.
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Eugene L. Ho
PRINT NAME

/s/ Eugene L. Ho
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ching-Hang Shen
PRINT NAME

/s/ Ching-Hang Shen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Elm Yeh
PRINT NAME

/s/ Elm Yeh
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Jennifer H. Dai 2019 Irrevocable Trust U/A DTD 02/28/2019
PRINT NAME OF ENTITY

By:	/s/ Weili Dai
(Signature)

Weili Dai
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Jonathan H. Dai 2019 Irrevocable Trust U/A DTD 02/28/2019
PRINT NAME OF ENTITY

By:	/s/ Weili Dai
(Signature)

Weili Dai
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Intretech US Inc.
PRINT NAME OF ENTITY

By:	/s/ Linden Lin
(Signature)

Linden Lin
(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Liaw Family Trust
PRINT NAME OF ENTITY

By:	/s/ Yih-Shyan Liaw, Shyu Shiownmeei Liaw
(Signature)

Yih-Shyan Liaw, Shyu Shiownmeei Liaw
(Print Name)

Its:	Trustees
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wei-Lin Hsieh
PRINT NAME

/s/ Wei-Lin Hsieh
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Paul H. Sun and Grace A. Sun
PRINT NAME

/s/ Paul H. Sun and Grace A. Sun
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Jinyan Liu
PRINT NAME

/s/ Jinyan Liu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Chi-Ray Wu and Pei-Hsun Wu Trust
PRINT NAME OF ENTITY

By:	/s/ Chi-Ray Wu Pei-Hsun Wu
(Signature)

Chi-Ray Wu Pei-Hsun Wu
(Print Name)

Its:	Trustees
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hua Gao XiaoXi Qiao
PRINT NAME

/s/ Hua Gao XiaoXi Qiao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

David Hui Wang & Jing Chen Family Living Trust
PRINT NAME OF ENTITY

By:	/s/ Hui Wang
(Signature)

Hui Wang
(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wen Wu
PRINT NAME

/s/ Wen Wu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Fuxiang Zhang MD TOD Carlen Zhang-D’Souza
PRINT NAME OF ENTITY

By:	/s/ Fuxiang Zhang
(Signature)

Fuxiang Zhang
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Fuxiang Zhang MD TOD Carol Jin Zhang
PRINT NAME OF ENTITY

By:	/s/ Fuxiang Zhang
(Signature)

Fuxiang Zhang
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Edward Doherty; Bernadette Doherty
PRINT NAME

/s/ Edward Doherty; Bernadette Doherty
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

The Huang/Cheung Family Trust
PRINT NAME OF ENTITY

By:	/s/ Siuling May Cheng
(Signature)

Siuling May Cheng
(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

ZhengDong Ji
PRINT NAME

/s/ ZhengDong Ji
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ju Chun Janette Tseng
PRINT NAME

/s/ Ju Chun Janette Tseng
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shiuh-Wuu Lee
PRINT NAME

/s/ Shiuh-Wuu Lee
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

The Harari 2010 Children Remainder Trust - DAH
PRINT NAME OF ENTITY

By:	/s/ Eli Harari
(Signature)

Eli Harari
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

The Harari 2010 Children Remainder Trust - MHG
PRINT NAME OF ENTITY

By:	/s/ Eli Harari
(Signature)

Eli Harari
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Xiangwen Sha
PRINT NAME

/s/ Xiangwen Sha
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Larry Ting
PRINT NAME

/s/ Larry Ting
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Grandfull Convergence Innovation Growth Fund, L.P.
PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

VeriSilicon Microelectronics (Hainan) Co., Ltd.
PRINT NAME OF ENTITY

By:	/s/ Wayne Dai
(Signature)

Wayne Dai
(Print Name)

Its:	CEO
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yi-Chen Chen
PRINT NAME

/s/ Yi-Chen Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ingrid I Ho
PRINT NAME

/s/ Ingrid I Ho
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Khein-Seng Pua
PRINT NAME

/s/ Khein-Seng Pua
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Soarich International Limited
PRINT NAME OF ENTITY

By:	/s/ Kein-Keong Pua
(Signature)

Kein-Keong Pua
(Print Name)

Its:	Director
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Huang Chiu Mao
PRINT NAME

/s/ Huang Chiu Mao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Dar Jen Huang
PRINT NAME

/s/ Dar Jen Huang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shiuchin T. Huang
PRINT NAME

/s/ Shiuchin T. Huang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

TGA Holding Company III, LLC
PRINT NAME OF ENTITY

By:	/s/ I-Chien Jan
(Signature)

I-Chien Jan
(Print Name)

Its:	Managing Member
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

QQ Scientific LLC
PRINT NAME OF ENTITY

By:	/s/ Chih Hao Yang
(Signature)

Chih Hao Yang
(Print Name)

Its:	President
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

BE New Biotech Venture Company Limited
PRINT NAME OF ENTITY

By:	/s/ Arthur Chen
(Signature)

Arthur Chen
(Print Name)

Its:	Managing Partner
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Johnney and Wan-Jen Chen Family Trust
PRINT NAME OF ENTITY

By:	/s/ Johnney C Chen and Wan-Jen Chen
(Signature)

Johnney C Chen and Wan-Jen Chen
(Print Name)

Its:	Trustees
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Lin Family Trust
PRINT NAME OF ENTITY

By:	/s/ Cliff and Eileen Lin
(Signature)

Cliff and Eileen Lin
(Print Name)

Its:	Trustees
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chao-Hsiang Lee
PRINT NAME

/s/ Chao-Hsiang Lee
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Tseng Chiu Shih-Chuan
PRINT NAME

/s/ Tseng Chiu Shih-Chuan
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Min Huan Shen
PRINT NAME

/s/ Min Huan Shen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shen Min Hsun
PRINT NAME

/s/ Shen Min Hsun
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chien-An Lai
PRINT NAME

/s/ Chien-An Lai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yuan-Yu Lai
PRINT NAME

/s/ Yuan-Yu Lai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hsien Chou Huang
PRINT NAME

/s/ Hsien Chou Huang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chung Wei Huang
PRINT NAME

/s/ Chung Wei Huang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chung Pin Huang
PRINT NAME

/s/ Chung Pin Huang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chih Hung Lin
PRINT NAME

/s/ Chih Hung Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Tzu-Yun Lin
PRINT NAME

/s/ Tzu-Yun Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wan-Hsuan Lin
PRINT NAME

/s/ Wan-Hsuan Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ting-Sheng Lin
PRINT NAME

/s/ Ting-Sheng Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ting-Chi Lin
PRINT NAME

/s/ Ting-Chi Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ching-Ying Shen
PRINT NAME

/s/ Ching-Ying Shen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chih-Huan Shen
PRINT NAME

/s/ Chih-Huan Shen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

He Qian Shen
PRINT NAME

/s/ He Qian Shen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Scott Woei Wang
PRINT NAME

/s/ Scott Woei Wang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yu-Wei Chen
PRINT NAME

/s/ Yu-Wei Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chen Yu-Chen
PRINT NAME

/s/ Chen Yu-Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Joseph Chiehchung Ueng
PRINT NAME

/s/ Joseph Chiehchung Ueng
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hsien Chen Kao
PRINT NAME

/s/ Hsien Chen Kao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hui Ying Kuo
PRINT NAME

/s/ Hui Ying Kuo
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chi Jung Huang
PRINT NAME

/s/ Chi Jung Huang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Cheng-Nan Lien
PRINT NAME

/s/ Cheng-Nan Lien
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shizuo Tu
PRINT NAME

/s/ Shizuo Tu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Sun Sung Wei
PRINT NAME

/s/ Sun Sung Wei
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Asia Vital Components (Shenzhen) Co., Ltd
PRINT NAME OF ENTITY

By:	/s/ Zhang Fang
(Signature)

Zhang Fang
(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Tsai Yen Chen
PRINT NAME

/s/ Tsai Yen Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Lin Shu Hua
PRINT NAME

/s/ Lin Shu Hua
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Sung Hung Huang
PRINT NAME

/s/ Sung Hung Huang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Huang Changmou
PRINT NAME

/s/ Huang Changmou
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yi-Fen Lee
PRINT NAME

/s/ Yi-Fen Lee
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Ruey-Wen Jiang
PRINT NAME

/s/ Ruey-Wen Jiang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Kueifeng Chiang
PRINT NAME

/s/ Kueifeng Chiang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chu Li Ju
PRINT NAME

/s/ Chu Li Ju
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wen-Hung Tsai
PRINT NAME

/s/ Wen-Hung Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Meng-Fan Tsai
PRINT NAME

/s/ Wen-Hung Tsai (Guardian)
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Meng-Ping Tsai
PRINT NAME

/s/ Meng-Ping Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Meng-An Tsai
PRINT NAME

/s/ Meng-An Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wen-Jeng Tsai
PRINT NAME

/s/ Wen-Jeng Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chia-Jung Hsu
PRINT NAME

/s/ Chia-Jung Hsu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chia-Jung Hsu
PRINT NAME

/s/ Chia-Jung Hsu
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wu Chun Yuan
PRINT NAME

/s/ Wu Chun Yuan
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yen-Ping Su
PRINT NAME

/s/ Yen-Ping Su
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Chun-Yi Chen
PRINT NAME

/s/ Chun-Yi Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Kristen Chen
PRINT NAME

/s/ Kristen Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Sandy Chen
PRINT NAME

/s/ Sandy Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wei-Ling Liao
PRINT NAME

/s/ Wei-Ling Liao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hui-Tzu Chang
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/s/ Hui-Tzu Chang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Meng-Hua Tsai
PRINT NAME

/s/ Meng-Hua Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Meng-Hsuan Tsai
PRINT NAME

/s/ Meng-Hsuan Tsai
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Yu-Lan Chen
PRINT NAME

/s/ Yu-Lan Chen
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hsien-Hao Pan
PRINT NAME

/s/ Hsien-Hao Pan
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Shu-Kuo Kao
PRINT NAME

/s/ Shu-Kuo Kao
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Hsin En Hsieh
PRINT NAME

/s/ Hsin En Hsieh
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Sabrina Wang
PRINT NAME

/s/ Sabrina Wang
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Wen-Herng Henry King
PRINT NAME

/s/ Wen-Herng Henry King
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

Nexus CVC Partners Fund L.P.
PRINT NAME OF ENTITY

By:	/s/ PC Chen
(Signature)

PC Chen
(Print Name)

Its:	Managing Partner
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Steven Song
PRINT NAME

/s/ Steven Song
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

Scott S Song
PRINT NAME

/s/ Scott S Song
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

PRINT NAME

SIGNATURE

If Investor is an Entity:

The Tsai Family Trust
PRINT NAME OF ENTITY

By:	/s/ Chen Lung Tsai
(Signature)

Chen Lung Tsai
(Print Name)

Its:	Trustee
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investor Rights Agreement effective as of the day and year first above written.

“INVESTORS”

If Investor is an Individual:

MengChien Lin
PRINT NAME

/s/ MengChien Lin
SIGNATURE

If Investor is an Entity:

PRINT NAME OF ENTITY

By:
(Signature)

(Print Name)

Its:
(Print Title)

[Signature Page to CapsoVision, Inc. Amended and Restated Investor Rights Agreement]

EXHIBIT A

INVESTORS

See attached.